Exhibit 99.3
RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited) (Recast)

	2017
	Q4	Q3	Q2	Q1
	(in thousands, except per share data)

Net revenue	$18,865	$18,557	$21,605	$19,691
Cost of revenue	4,965	5,343	6,287	6,569
Gross profit	13,900	13,214	15,318	13,122

Operating expenses:
Research and development	7,625	7,152	7,584	7,349
Sales and marketing	5,419	4,883	5,496	7,155
General and administrative	5,358	5,081	5,254	5,303
Restructuring and other charges	255	557	150	1,564

Total operating expenses	18,657	17,673	18,484	21,371

Operating income (loss)	(4,757)	(4,459)	(3,166)	(8,249)

Other income (expenses):
Interest income, net	83	116	109	128
Gain (loss) on investments, net	4,500	—	—	—
Equity in net loss of Rhapsody	(2,894)	—	(349)	(748)
Other income (expense), net	(217)	(50)	(13)	(226)

Total other income (expense), net	1,472	66	(253)	(846)

Income (loss) from continuing operations before income taxes	(3,285)	(4,393)	(3,419)	(9,095)
Income tax expense (benefit)	(3,732)	139	360	455

Net income (loss) from continuing operations	447	(4,532)	(3,779)	(9,550)
Net income (loss) from discontinued operations, net of tax	392	198	393	126
Net income (loss)	$839	$(4,334)	$(3,386)	$(9,424)

Net income (loss) per share - Basic:
Continuing operations	$0.01	$(0.12)	$(0.10)	$(0.26)
Discontinued operations	0.01	—	0.01	0.01
Net income (loss) per share - Basic	$0.02	$(0.12)	$(0.09)	$(0.25)
Net income (loss) per share - Diluted:
Continuing operations	$0.01	$(0.12)	$(0.10)	$(0.26)
Discontinued operations	0.01	—	0.01	0.01
Net income (loss) per share - Diluted	$0.02	$(0.12)	$(0.09)	$(0.25)

Shares used to compute basic net income (loss) per share	37,315	37,200	37,103	37,030
Shares used to compute diluted net income (loss) per share	37,383	37,200	37,103	37,030

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited) (Recast)

	2016
	Q4	Q3	Q2	Q1
	(in thousands, except per share data)

Net revenue	$20,395	$21,189	$20,073	$19,822
Cost of revenue	6,591	7,235	6,651	7,071
Gross profit	13,804	13,954	13,422	12,751

Operating expenses:
Research and development	6,738	6,699	7,167	9,319
Sales and marketing	7,451	7,183	7,749	9,225
General and administrative	6,035	7,086	6,217	8,077
Restructuring and other charges	192	499	413	385
Lease exit and related charges	48	1,233	127	831

Total operating expenses	20,464	22,700	21,673	27,837

Operating income (loss)	(6,660)	(8,746)	(8,251)	(15,086)

Other income (expenses):
Interest income, net	133	119	80	117
Gain (loss) on investments, net	2,495	6,021	(46)	3
Equity in net loss of Rhapsody	(5,904)	(233)	(396)	—
Other income (expense), net	(128)	(243)	15	(287)

Total other income (expense), net	(3,404)	5,664	(347)	(167)

Income (loss) from continuing operations before income taxes	(10,064)	(3,082)	(8,598)	(15,253)
Income tax expense (benefit)	139	252	228	157

Net income (loss) from continuing operations	(10,203)	(3,334)	(8,826)	(15,410)
Net income (loss) from discontinued operations, net of tax	227	278	479	239
Net income (loss)	$(9,976)	$(3,056)	$(8,347)	$(15,171)

Net income (loss) per share - Basic:
Continuing operations	$(0.28)	$(0.09)	$(0.24)	$(0.42)
Discontinued operations	0.01	0.01	0.01	—
Net income (loss) per share - Basic	$(0.27)	$(0.08)	$(0.23)	$(0.42)
Net income (loss) per share - Diluted:
Continuing operations	$(0.28)	$(0.09)	$(0.24)	$(0.42)
Discontinued operations	0.01	0.01	0.01	—
Net income (loss) per share - Diluted	$(0.27)	$(0.08)	$(0.23)	$(0.42)

Shares used to compute basic net income (loss) per share	37,042	36,805	36,755	36,520
Shares used to compute diluted net income (loss) per share	37,042	36,805	36,755	36,520

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2017					2016
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)
Consumer Media

Net revenue	$5,669	$6,951	$4,197	$5,752	$22,569	$5,726	$6,400	$6,482	$6,443	$25,051
Cost of revenue	1,405	1,159	981	915	4,460	2,417	1,561	1,507	1,589	7,074
Gross profit	4,264	5,792	3,216	4,837	18,109	3,309	4,839	4,975	4,854	17,977

Gross margin	75%	83%	77%	84%	80%	58%	76%	77%	75%	72%

Operating expenses	4,010	3,730	3,217	3,573	14,530	5,376	4,293	4,271	4,459	18,399
Operating income (loss), a GAAP measure	$254	$2,062	$(1)	$1,264	$3,579	$(2,067)	$546	$704	$395	$(422)
Depreciation and amortization	167	159	42	42	410	1,303	375	295	239	2,212

Contribution margin, a non-GAAP measure	$421	$2,221	$41	$1,306	$3,989	$(764)	$921	$999	$634	$1,790

Mobile Services

Net revenue	$8,199	$7,720	$7,678	$7,155	$30,752	$8,057	$7,636	$7,821	$7,775	$31,289
Cost of revenue	3,190	2,426	2,134	2,271	10,021	2,816	3,357	3,521	2,912	12,606
Gross profit	5,009	5,294	5,544	4,884	20,731	5,241	4,279	4,300	4,863	18,683

Gross margin	61%	69%	72%	68%	67%	65%	56%	55%	63%	60%

Operating expenses	8,119	6,705	6,437	6,709	27,970	9,794	8,784	8,075	7,786	34,439
Operating income (loss), a GAAP measure	$(3,110)	$(1,411)	$(893)	$(1,825)	$(7,239)	$(4,553)	$(4,505)	$(3,775)	$(2,923)	$(15,756)
Acquisitions related intangible asset amortization	196	201	88	89	574	308	209	208	198	923
Depreciation and amortization	203	175	180	174	732	422	608	403	290	1,723

Contribution margin, a non-GAAP measure	$(2,711)	$(1,035)	$(625)	$(1,562)	$(5,933)	$(3,823)	$(3,688)	$(3,164)	$(2,435)	$(13,110)

Games

Net revenue	$5,823	$6,934	$6,682	$5,958	$25,397	$6,039	$6,037	$6,886	$6,177	$25,139
Cost of revenue	1,937	2,679	2,226	1,868	8,710	1,845	1,817	2,203	2,054	7,919
Gross profit	3,886	4,255	4,456	4,090	16,687	4,194	4,220	4,683	4,123	17,220

Gross margin	67%	61%	67%	69%	66%	69%	70%	68%	67%	68%

Operating expenses	4,947	5,090	5,071	5,293	20,401	5,295	4,725	4,649	4,975	19,644
Operating income (loss), a GAAP measure	$(1,061)	$(835)	$(615)	$(1,203)	$(3,714)	$(1,101)	$(505)	$34	$(852)	$(2,424)
Acquisitions related intangible asset amortization	27	25	27	18	97	25	34	29	27	115
Depreciation and amortization	141	157	169	163	630	179	154	104	146	583

Contribution margin, a non-GAAP measure	$(893)	$(653)	$(419)	$(1,022)	$(2,987)	$(897)	$(317)	$167	$(679)	$(1,726)

Corporate

Cost of revenue	37	23	2	(89)	(27)	(7)	(84)	4	36	(51)
Gross profit	(37)	(23)	(2)	89	27	7	84	(4)	(36)	51

Gross margin	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Operating expenses	4,295	2,959	2,948	3,082	13,284	7,372	3,871	5,705	3,244	20,192
Operating income (loss), a GAAP measure	$(4,332)	$(2,982)	$(2,950)	$(2,993)	$(13,257)	$(7,365)	$(3,787)	$(5,709)	$(3,280)	$(20,141)
Other income (expense), net	(226)	(13)	(50)	(217)	(506)	(287)	15	(243)	(128)	(643)
Depreciation and amortization	187	119	139	48	493	361	246	634	260	1,501
Restructuring and other charges	1,564	150	557	255	2,526	385	413	499	192	1,489
Stock-based compensation	1,434	863	748	630	3,675	3,171	608	778	867	5,424
Lease exit and related charges	—	—	—	—	—	831	127	1,233	48	2,239

Contribution margin, a non-GAAP measure	$(1,373)	$(1,863)	$(1,556)	$(2,277)	$(7,069)	$(2,904)	$(2,378)	$(2,808)	$(2,041)	$(10,131)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) from continuing operations to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2017					2016
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	(in thousands)					(in thousands)

Reconciliation of GAAP Net income (loss) from continuing operations to adjusted EBITDA:

Net income (loss) from continuing operations	$(9,550)	$(3,779)	$(4,532)	$447	$(17,414)	$(15,410)	$(8,826)	$(3,334)	$(10,203)	$(37,773)
Income tax expense (benefit)	455	360	139	(3,732)	(2,778)	157	228	252	139	776
Interest income, net	(128)	(109)	(116)	(83)	(436)	(117)	(80)	(119)	(133)	(449)
(Gain) loss on investments, net	—	—	—	(4,500)	(4,500)	(3)	46	(6,021)	(2,495)	(8,473)
Equity in net loss of Rhapsody	748	349	—	2,894	3,991	—	396	233	5,904	6,533
Acquisitions related intangible asset amortization	223	226	115	107	671	333	243	237	225	1,038
Depreciation and amortization	698	610	530	427	2,265	2,265	1,383	1,436	935	6,019
Restructuring and other charges	1,564	150	557	255	2,526	385	413	499	192	1,489
Stock-based compensation	1,434	863	748	630	3,675	3,171	608	778	867	5,424
Lease exit and related charges, net of sublease income	—	—	—	—	—	831	127	1,233	48	2,239
Adjusted EBITDA, a non-GAAP measure	$(4,556)	$(1,330)	$(2,559)	$(3,555)	$(12,000)	$(8,388)	$(5,462)	$(4,806)	$(4,521)	$(23,177)